Exhibit 99.2

Financial Supplement
Second Quarter 2017
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2017

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures

Effective with the first quarter of 2017, the Company modified the labeling of its non-GAAP measure "operating income" to "adjusted operating income".
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”), since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI.

Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2017	2017	2016	2016	2016		2017	2016	Change
Net premiums	$2,480,451	$2,365,696	$2,493,163	$2,251,758	$2,346,945	$133,506	$4,846,147	$4,503,950	$342,197
Net income	232,190	145,512	190,149	198,719	236,103	(3,913)	377,702	312,575	65,127
Adjusted operating income	193,674	122,065	171,259	159,361	181,228	12,446	315,739	301,978	13,761
Return on equity - annualized	12.1%	8.0%	10.1%	10.2%	13.2%	(1.1)%
Return on equity - trailing 12 months	10.1%	10.5%	9.9%	9.7%	8.4%	1.7%
Adjusted operating return on equity (ex AOCI):
Annualized	12.5%	8.1%	11.7%	11.2%	13.2%	(0.7)%
Trailing 12 months	10.9%	11.0%	11.2%	11.8%	11.4%	(0.5)%
Total assets	$58,138,072	$53,805,820	$53,097,879	$54,832,498	$53,876,703	$4,261,369
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,612.2	$1,610.0	$1,609.3	$1,603.8	$1,612.9	$(0.7)
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	368.7	363.6	355.7	358.7	361.8	6.9
Europe, Middle East and Africa Traditional	688.2	642.6	603.0	612.8	608.3	79.9
Asia Pacific Traditional	561.5	518.1	492.2	505.1	504.8	56.7
Asia Pacific Financial Solutions	0.4	0.4	0.2	0.3	0.4	—
Total assumed life reinsurance in force	$3,233.1	$3,136.8	$3,062.5	$3,082.8	$3,090.3	$142.8
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$23.5	$26.8	$33.4	$19.7	$32.0	$(8.5)	$50.3	$73.3	$(23.0)
Canada Traditional	8.5	10.3	9.1	9.4	8.2	0.3	18.8	16.4	2.4
Europe, Middle East and Africa Traditional	53.4	42.1	44.3	31.7	49.1	4.3	95.5	93.8	1.7
Asia Pacific Traditional	37.1	12.4	21.6	20.5	18.0	19.1	49.5	31.6	17.9
Total assumed new business production	$122.5	$91.6	$108.4	$81.3	$107.3	$15.2	$214.1	$215.1	$(1.0)
Per Share and Shares Data
Basic earnings per share
Net income	$3.60	$2.26	$2.96	$3.10	$3.68	$(0.08)	$5.86	$4.86	$1.00
Adjusted operating income	$3.01	$1.90	$2.67	$2.48	$2.83	$0.18	$4.90	$4.69	$0.21
Diluted earnings per share
Net income	$3.54	$2.22	$2.92	$3.07	$3.64	$(0.10)	$5.76	$4.81	$0.95
Adjusted operating income	$2.95	$1.86	$2.63	$2.46	$2.80	$0.15	$4.81	$4.65	$0.16

Wgt. average common shares outstanding
Basic	64,449	64,353	64,251	64,146	64,126	323	64,401	64,348	53
Diluted	65,608	65,671	65,124	64,815	64,796	812	65,605	65,008	597

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	14,646	14,749	14,835	14,932	15,068	(422)	14,646	15,068	(422)
Common shares outstanding	64,492	64,389	64,303	64,206	64,070	422	64,492	64,070	422

Book value per share	$123.60	$115.24	$110.31	$124.50	$118.32	$5.28

Per share effect of AOCI	$25.92	$20.52	$17.72	$34.46	$30.99	$(5.07)
Book value per share, excluding AOCI	$97.68	$94.72	$92.59	$90.04	$87.33	$10.35

Shareholder dividends paid	$26,433.9	$26,380.9	$26,337.3	$26,288.3	$23,727.2	$2,706.7	$52,814.8	$47,745.8	$5,069.0

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
Revenues:	2017	2017	2016	2016	2016	Quarter	2017	2016	Change

Net premiums	$2,480,451	$2,365,696	$2,493,163	$2,251,758	$2,346,945	$133,506	$4,846,147	$4,503,950	$342,197
Investment income, net of related expenses	518,538	514,364	497,227	489,727	507,666	10,872	1,032,902	924,932	107,970
Investment related gains (losses), net
OTTI on fixed maturity securities	(3,401)	(17,189)	(4,142)	—	(846)	(2,555)	(20,590)	(34,663)	14,073
OTTI on fixed maturity securities transferred to OCI	—	—	74	—	—	—	—	—	—
Other investment related gains (losses), net	59,696	77,712	14,261	86,624	119,110	(59,414)	137,408	32,041	105,367
Total investment related gains (losses), net	56,295	60,523	10,193	86,624	118,264	(61,969)	116,818	(2,622)	119,440
Other revenue	73,992	68,157	68,715	72,468	66,193	7,799	142,149	125,376	16,773
Total revenues	3,129,276	3,008,740	3,069,298	2,900,577	3,039,068	90,208	6,138,016	5,551,636	586,380
Benefits and expenses:
Claims and other policy benefits	2,164,363	2,106,145	2,116,045	1,993,064	1,997,502	166,861	4,270,508	3,884,266	386,242
Interest credited	115,285	107,684	64,089	116,848	95,849	19,436	222,969	183,754	39,215
Policy acquisition costs and other insurance expenses	319,832	379,389	370,134	300,962	405,681	(85,849)	699,221	639,444	59,777
Other operating expenses	154,356	158,506	175,634	152,556	159,895	(5,539)	312,862	317,319	(4,457)
Interest expense	29,352	42,402	41,422	43,063	20,331	9,021	71,754	53,138	18,616
Collateral finance and securitization expense	6,773	6,770	6,431	6,484	6,587	186	13,543	12,912	631
Total benefits and expenses	2,789,961	2,800,896	2,773,755	2,612,977	2,685,845	104,116	5,590,857	5,090,833	500,024
Income before income taxes	339,315	207,844	295,543	287,600	353,223	(13,908)	547,159	460,803	86,356
Provision for income taxes	107,125	62,332	105,394	88,881	117,120	(9,995)	169,457	148,228	21,229
Net income	$232,190	$145,512	$190,149	$198,719	$236,103	$(3,913)	$377,702	$312,575	$65,127
Pre-tax Adjusted Operating Income Reconciliation:
Income before income taxes	$339,315	$207,844	$295,543	$287,600	$353,223	$(13,908)	$547,159	$460,803	$86,356
Investment and derivative losses (gains) (1)	(38,098)	33,272	103,944	(26,958)	(67,100)	29,002	(4,826)	(99,068)	94,242
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(15,108)	(68,702)	(20,374)	(49,078)	(76,966)	61,858	(83,810)	15,283	(99,093)
GMXB embedded derivatives (1)	(360)	(22,363)	(90,923)	(7,988)	28,137	(28,497)	(22,723)	91,077	(113,800)
Funds withheld losses (gains)—investment income	(4,263)	(654)	(8,238)	(3,322)	(11,657)	7,394	(4,917)	(16,640)	11,723
EIA embedded derivatives—interest credited	(7,340)	(27,958)	(39,964)	42	(17,364)	10,024	(35,298)	11,785	(47,083)
DAC offset, net	6,865	52,340	27,625	31,876	64,841	(57,976)	59,205	(12,137)	71,342
Investment (income) loss on unit-linked variable annuities	291	(4,113)	(4,217)	(5,540)	(2,966)	3,257	(3,822)	(3,374)	(448)
Interest credited on unit-linked variable annuities	(291)	4,113	4,217	5,540	2,966	(3,257)	3,822	3,374	448
Non-investment derivatives	58	106	289	(1,705)	110	(52)	164	(721)	885
Adjusted operating income before income taxes	$281,069	$173,885	$267,902	$230,467	$273,224	$7,845	$454,954	$450,382	$4,572

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
After-tax Adjusted Operating Income Reconciliation:
Net Income	$232,190	$145,512	$190,149	$198,719	$236,103	$(3,913)	$377,702	$312,575	$65,127
Investment and derivative losses (gains) (1)	(25,419)	20,253	66,640	(19,745)	(46,490)	21,071	(5,166)	(68,217)	63,051
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(9,821)	(44,656)	(13,243)	(31,901)	(50,028)	40,207	(54,477)	9,934	(64,411)
GMXB embedded derivatives (1)	(234)	(14,536)	(59,100)	(5,192)	18,289	(18,523)	(14,770)	59,200	(73,970)
Funds withheld losses (gains)—investment income	(2,771)	(425)	(5,355)	(2,159)	(7,577)	4,806	(3,196)	(10,816)	7,620
EIA embedded derivatives—interest credited	(4,771)	(18,173)	(25,977)	28	(11,287)	6,516	(22,944)	7,660	(30,604)
DAC offset, net	4,462	34,021	17,957	20,719	42,147	(37,685)	38,483	(7,889)	46,372
Investment (income) loss on unit-linked variable annuities	189	(2,673)	(2,741)	(3,601)	(1,928)	2,117	(2,484)	(2,193)	(291)
Interest credited on unit-linked variable annuities	(189)	2,673	2,741	3,601	1,928	(2,117)	2,484	2,193	291
Non-investment derivatives	38	69	188	(1,108)	71	(33)	107	(469)	576
Adjusted operating income	$193,674	$122,065	$171,259	$159,361	$181,228	$12,446	$315,739	$301,978	$13,761

Wgt. average common shares outstanding (diluted)	65,608	65,671	65,124	64,815	64,796	812	65,605	65,008	597

Diluted earnings per share - adjusted operating income	$2.95	$1.86	$2.63	$2.46	$2.80	$0.15	$4.81	$4.65	$0.16

Foreign currency effect on (2):
Net premiums	$(30,464)	$(5,173)	$(35,247)	$(21,049)	$(45,665)	$15,201	$(35,637)	$(115,873)	$80,236
Adjusted operating income before income taxes	$(6,057)	$(2,266)	$(7,911)	$(3,236)	$(4,247)	$(1,810)	$(8,323)	$(14,009)	$5,686

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2017	2017	2016	2016	2016
Assets
Fixed maturity securities, available-for-sale	$36,345,426	$32,694,793	$32,093,625	$33,536,419	$33,160,976
Mortgage loans on real estate	4,104,487	3,871,309	3,775,522	3,607,700	3,377,039
Policy loans	1,406,774	1,402,940	1,427,602	1,414,963	1,445,410
Funds withheld at interest	5,968,856	5,943,450	5,875,919	5,922,656	5,899,289
Short-term investments	123,308	54,288	76,710	126,702	195,979
Other invested assets	1,498,370	1,429,175	1,591,940	1,777,065	1,682,143
Total investments	49,447,221	45,395,955	44,841,318	46,385,505	45,760,836
Cash and cash equivalents	1,123,350	1,178,114	1,200,718	1,379,693	1,034,329
Accrued investment income	388,008	360,225	347,173	391,837	368,926
Premiums receivable and other reinsurance balances	2,205,631	2,008,409	1,930,755	1,834,362	1,917,844
Reinsurance ceded receivables	798,365	760,715	683,972	694,906	681,425
Deferred policy acquisition costs	3,334,094	3,300,548	3,338,605	3,406,093	3,401,935
Other assets	841,403	801,854	755,338	740,102	711,408
Total assets	$58,138,072	$53,805,820	$53,097,879	$54,832,498	$53,876,703

Liabilities and Stockholders’ Equity
Future policy benefits	$20,665,256	$19,832,483	$19,581,573	$19,634,157	$19,605,021
Interest-sensitive contract liabilities	16,440,873	14,039,919	14,029,354	14,217,831	14,024,012
Other policy claims and benefits	4,809,780	4,649,192	4,263,026	4,304,491	4,305,219
Other reinsurance balances	399,517	390,019	388,989	353,426	344,527
Deferred income taxes	3,162,666	2,863,744	2,770,640	3,071,995	2,901,264
Other liabilities	1,077,223	996,288	1,041,880	1,321,017	1,157,252
Long-term debt	2,788,494	2,788,619	3,088,635	3,088,710	3,088,280
Collateral finance and securitization notes	823,108	825,526	840,700	847,389	870,482
Total liabilities	50,166,917	46,385,790	46,004,797	46,839,016	46,296,057

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,860,001	1,858,226	1,848,611	1,842,390	1,834,995
Retained earnings	5,523,622	5,329,464	5,199,130	5,039,470	4,870,711
Treasury stock	(1,085,157)	(1,089,606)	(1,094,779)	(1,101,495)	(1,111,225)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(151,189)	(194,754)	(172,541)	(121,709)	(93,476)
Unrealized appreciation of securities, net of income taxes	1,864,477	1,558,148	1,355,033	2,381,473	2,126,815
Pension and postretirement benefits, net of income taxes	(41,390)	(42,239)	(43,163)	(47,438)	(47,965)
Total stockholders’ equity	7,971,155	7,420,030	7,093,082	7,993,482	7,580,646
Total liabilities and stockholders’ equity	$58,138,072	$53,805,820	$53,097,879	$54,832,498	$53,876,703

Total stockholders’ equity, excluding AOCI	$6,299,257	$6,098,875	$5,953,753	$5,781,156	$5,595,272

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$1,335,316	$1,304,345	$1,430,291	$1,277,491	$1,307,395	$27,921	$2,639,661	$2,541,789	$97,872
Investment income, net of related expenses	183,713	178,995	184,674	167,898	182,238	1,475	362,708	347,261	15,447
Investment related gains (losses), net	(654)	1,965	2,147	(3,394)	(882)	228	1,311	(2,982)	4,293
Other revenue	4,323	3,198	8,119	2,922	5,252	(929)	7,521	8,752	(1,231)
Total revenues	1,522,698	1,488,503	1,625,231	1,444,917	1,494,003	28,695	3,011,201	2,894,820	116,381

Benefits and expenses:
Claims and other policy benefits	1,194,917	1,225,640	1,232,207	1,131,507	1,149,665	45,252	2,420,557	2,269,107	151,450
Interest credited	20,838	20,289	22,156	20,628	20,845	(7)	41,127	42,245	(1,118)
Policy acquisition costs and other insurance expenses	186,375	180,810	205,358	184,766	182,285	4,090	367,185	359,363	7,822
Other operating expenses	29,974	31,804	34,018	30,935	29,778	196	61,778	61,577	201
Total benefits and expenses	1,432,104	1,458,543	1,493,739	1,367,836	1,382,573	49,531	2,890,647	2,732,292	158,355

Income before income taxes	$90,594	$29,960	$131,492	$77,081	$111,430	$(20,836)	$120,554	$162,528	$(41,974)

Loss and expense ratios:
Claims and other policy benefits	89.5%	94.0%	86.2%	88.6%	87.9%	1.6%	91.7%	89.3%	2.4%
Policy acquisition costs and other insurance expenses	14.0%	13.9%	14.4%	14.5%	13.9%	0.1%	13.9%	14.1%	(0.2)%
Other operating expenses	2.2%	2.4%	2.4%	2.4%	2.3%	(0.1)%	2.3%	2.4%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(199)	$(959)	$(1,372)	$(1,135)	$(2,243)	$2,044	$(1,158)	$(3,111)	$1,953
Income before income taxes	$(84)	$(160)	$159	$(41)	$(189)	$105	$(244)	$(210)	$(34)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$1,335,316	$1,304,345	$1,430,291	$1,277,491	$1,307,395	$27,921	$2,639,661	$2,541,789	$97,872
Investment income, net of related expenses	183,713	178,995	184,674	167,898	182,238	1,475	362,708	347,261	15,447
Investment related gains (losses), net	(1)	1	—	—	—	(1)	—	—	—
Other revenue	4,323	3,198	8,119	2,922	5,252	(929)	7,521	8,752	(1,231)
Total revenues	1,523,351	1,486,539	1,623,084	1,448,311	1,494,885	28,466	3,009,890	2,897,802	112,088

Benefits and expenses:
Claims and other policy benefits	1,194,917	1,225,640	1,232,207	1,131,507	1,149,665	45,252	2,420,557	2,269,107	151,450
Interest credited	20,838	20,289	22,156	20,628	20,845	(7)	41,127	42,245	(1,118)
Policy acquisition costs and other insurance expenses	186,375	180,810	205,358	184,766	182,285	4,090	367,185	359,363	7,822
Other operating expenses	29,974	31,804	34,018	30,935	29,778	196	61,778	61,577	201
Total benefits and expenses	1,432,104	1,458,543	1,493,739	1,367,836	1,382,573	49,531	2,890,647	2,732,292	158,355

Adjusted operating income before income taxes	$91,247	$27,996	$129,345	$80,475	$112,312	$(21,065)	$119,243	$165,510	$(46,267)

Loss and expense ratios:
Claims and other policy benefits	89.5%	94.0%	86.2%	88.6%	87.9%	1.6%	91.7%	89.3%	2.4%
Policy acquisition costs and other insurance expenses	14.0%	13.9%	14.4%	14.5%	13.9%	0.1%	13.9%	14.1%	(0.2)%
Other operating expenses	2.2%	2.4%	2.4%	2.4%	2.3%	(0.1)%	2.3%	2.4%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(199)	$(959)	$(1,372)	$(1,135)	$(2,243)	$2,044	$(1,158)	$(3,111)	$1,953
Income before income taxes	$(84)	$(160)	$159	$(41)	$(189)	$105	$(244)	$(210)	$(34)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$7,128	$4,635	$7,099	$5,369	$5,662	$1,466	$11,763	$11,881	$(118)
Investment income, net of related expenses	177,957	187,153	161,395	167,683	177,681	276	365,110	294,896	70,214
Investment related gains (losses), net	32,626	57,771	5,708	59,661	76,830	(44,204)	90,397	(51,721)	142,118
Other revenue	26,211	23,214	22,808	23,417	24,555	1,656	49,425	47,389	2,036
Total revenues	243,922	272,773	197,010	256,130	284,728	(40,806)	516,695	302,445	214,250

Benefits and expenses:
Claims and other policy benefits	24,503	17,536	23,593	18,927	19,507	4,996	42,039	39,340	2,699
Interest credited	87,664	79,157	33,511	86,742	68,436	19,228	166,821	130,994	35,827
Policy acquisition costs and other insurance expenses	38,211	83,653	60,306	56,497	97,078	(58,867)	121,864	57,422	64,442
Other operating expenses	6,542	6,657	7,339	5,232	5,728	814	13,199	11,540	1,659
Total benefits and expenses	156,920	187,003	124,749	167,398	190,749	(33,829)	343,923	239,296	104,627

Income before income taxes	$87,002	$85,770	$72,261	$88,732	$93,979	$(6,977)	$172,772	$63,149	$109,623

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$7,128	$4,635	$7,099	$5,369	$5,662	$1,466	$11,763	$11,881	$(118)
Investment income, net of related expenses	173,947	186,409	153,879	165,388	167,377	6,570	360,356	279,968	80,388
Investment related gains (losses), net	—	—	—	(1)	1	(1)	—	1	(1)
Other revenue	26,211	23,214	22,808	23,417	24,555	1,656	49,425	47,389	2,036
Total revenues	207,286	214,258	183,786	194,173	197,595	9,691	421,544	339,239	82,305

Benefits and expenses:
Claims and other policy benefits	24,503	17,536	23,593	18,927	19,507	4,996	42,039	39,340	2,699
Interest credited	95,004	107,115	73,475	86,700	85,800	9,204	202,119	119,209	82,910
Policy acquisition costs and other insurance expenses	31,346	31,313	32,681	24,621	32,237	(891)	62,659	69,559	(6,900)
Other operating expenses	6,542	6,657	7,339	5,232	5,728	814	13,199	11,540	1,659
Total benefits and expenses	157,395	162,621	137,088	135,480	143,272	14,123	320,016	239,648	80,368

Adjusted operating income before income taxes	$49,891	$51,637	$46,698	$58,693	$54,323	$(4,432)	$101,528	$99,591	$1,937

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2017	2017	2016	2016	2016
Annuity account values:

Fixed annuities (deferred)	$6,762	$5,072	$5,091	$5,130	$5,189

Net interest spread (fixed annuities)	1.8%	2.2%	2.4%	2.6%	2.5%

Equity-indexed annuities	$4,188	$4,238	$4,291	$4,374	$4,402

Variable annuities account values
No riders	$939	$727	$731	$739	$732
GMDB only	179	58	58	58	58
GMIB only	23	5	5	5	5
GMAB only	28	29	28	29	29
GMWB only	1,358	1,354	1,334	1,370	1,367
GMDB / WB	339	339	335	342	341
Other	35	20	19	20	20
Total variable annuities account values	$2,901	$2,532	$2,510	$2,563	$2,552

Fair value of liabilities associated with living benefit riders	$162	$162	$185	$276	$284

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$825	$675	$554	$456	$354

Bank-owned life insurance (BOLI)	$577	$575	$571	$568	$565

Other asset-intensive business	$64	$64	$65	$65	$66

Future policy benefits associated with:

Payout annuities	$2,287	$1,950	$1,964	$1,974	$1,978

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Investment income, net of related expenses	$1,853	$1,664	$1,092	$1,038	$2,386	$(533)	$3,517	$4,993	$(1,476)
Other revenue	26,201	24,409	22,227	18,967	17,963	8,238	50,610	36,544	14,066
Total revenues	28,054	26,073	23,319	20,005	20,349	7,705	54,127	41,537	12,590

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,619	5,941	5,505	3,492	3,085	2,534	11,560	5,653	5,907
Other operating expenses	2,452	2,316	3,367	2,531	2,389	63	4,768	5,075	(307)
Total benefits and expenses	8,071	8,257	8,872	6,023	5,474	2,597	16,328	10,728	5,600

Income before income taxes	$19,983	$17,816	$14,447	$13,982	$14,875	$5,108	$37,799	$30,809	$6,990

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Investment income, net of related expenses	$1,853	$1,664	$1,092	$1,038	$2,386	$(533)	$3,517	$4,993	$(1,476)
Other revenue	26,201	24,409	22,227	18,967	17,963	8,238	50,610	36,544	14,066
Total revenues	28,054	26,073	23,319	20,005	20,349	7,705	54,127	41,537	12,590

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,619	5,941	5,505	3,492	3,085	2,534	11,560	5,653	5,907
Other operating expenses	2,452	2,316	3,367	2,531	2,389	63	4,768	5,075	(307)
Total benefits and expenses	8,071	8,257	8,872	6,023	5,474	2,597	16,328	10,728	5,600

Adjusted operating income before income taxes	$19,983	$17,816	$14,447	$13,982	$14,875	$5,108	$37,799	$30,809	$6,990

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$221,380	$215,762	$241,918	$231,154	$240,107	$(18,727)	$437,142	$455,570	$(18,428)
Investment income, net of related expenses	44,830	44,506	44,806	45,239	46,859	(2,029)	89,336	88,882	454
Investment related gains (losses), net	2,598	3,843	2,771	3,832	2,285	313	6,441	3,925	2,516
Other revenue	465	164	638	734	(339)	804	629	(1,465)	2,094
Total revenues	269,273	264,275	290,133	280,959	288,912	(19,639)	533,548	546,912	(13,364)

Benefits and expenses:
Claims and other policy benefits	181,197	191,052	182,912	175,618	176,478	4,719	372,249	348,879	23,370
Interest credited	5	4	2	8	7	(2)	9	9	—
Policy acquisition costs and other insurance expenses	47,597	45,682	60,074	61,019	60,021	(12,424)	93,279	117,159	(23,880)
Other operating expenses	7,638	8,209	10,119	10,039	9,097	(1,459)	15,847	17,461	(1,614)
Total benefits and expenses	236,437	244,947	253,107	246,684	245,603	(9,166)	481,384	483,508	(2,124)

Income before income taxes	$32,836	$19,328	$37,026	$34,275	$43,309	$(10,473)	$52,164	$63,404	$(11,240)

Loss and expense ratios:
Loss ratios (creditor business)	27.8%	27.1%	22.5%	27.0%	32.2%	(4.4)%	27.4%	29.1%	(1.7)%
Loss ratios (excluding creditor business)	92.8%	100.7%	92.2%	93.1%	87.4%	5.4%	96.7%	92.6%	4.1%
Claims and other policy benefits / (net premiums + investment income)	68.1%	73.4%	63.8%	63.5%	61.5%	6.6%	70.7%	64.1%	6.6%
Policy acquisition costs and other insurance expenses (creditor business)	65.3%	66.0%	67.5%	65.7%	64.3%	1.0%	65.6%	65.5%	0.1%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.6%	12.3%	11.5%	12.6%	11.8%	0.8%	12.5%	12.2%	0.3%
Other operating expenses	3.5%	3.8%	4.2%	4.3%	3.8%	(0.3)%	3.6%	3.8%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(9,540)	$7,551	$(108)	$724	$(11,615)	$2,075	$(1,989)	$(33,625)	$31,636
Income before income taxes	$(1,308)	$1,187	$(483)	$104	$(2,247)	$939	$(121)	$(5,376)	$5,255

Creditor reinsurance net premiums	$37,299	$35,564	$57,471	$59,983	$60,275	$(22,976)	$72,863	$115,129	$(42,266)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$221,380	$215,762	$241,918	$231,154	$240,107	$(18,727)	$437,142	$455,570	$(18,428)
Investment income, net of related expenses	44,577	44,596	44,084	44,212	45,506	(929)	89,173	87,170	2,003
Investment related gains, net	1,203	1,191	1,221	1,208	1,236	(33)	2,394	2,504	(110)
Other revenue	465	164	638	734	(339)	804	629	(1,465)	2,094
Total revenues	267,625	261,713	287,861	277,308	286,510	(18,885)	529,338	543,779	(14,441)

Benefits and expenses:
Claims and other policy benefits	181,197	191,052	182,912	175,618	176,478	4,719	372,249	348,879	23,370
Interest credited	5	4	2	8	7	(2)	9	9	—
Policy acquisition costs and other insurance expenses	47,597	45,682	60,074	61,019	60,021	(12,424)	93,279	117,159	(23,880)
Other operating expenses	7,638	8,209	10,119	10,039	9,097	(1,459)	15,847	17,461	(1,614)
Total benefits and expenses	236,437	244,947	253,107	246,684	245,603	(9,166)	481,384	483,508	(2,124)

Adjusted operating income before income taxes	$31,188	$16,766	$34,754	$30,624	$40,907	$(9,719)	$47,954	$60,271	$(12,317)

Loss and expense ratios:
Loss ratios (creditor business)	27.8%	27.1%	22.5%	27.0%	32.2%	(4.4)%	27.4%	29.1%	(1.7)%
Loss ratios (excluding creditor business)	92.8%	100.7%	92.2%	93.1%	87.4%	5.4%	96.7%	92.6%	4.1%
Claims and other policy benefits / (net premiums + investment income)	68.1%	73.4%	64.0%	63.8%	61.8%	6.3%	70.7%	64.3%	6.4%
Policy acquisition costs and other insurance expenses (creditor business)	65.3%	66.0%	67.5%	65.7%	64.3%	1.0%	65.6%	65.5%	0.1%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.6%	12.3%	11.5%	12.6%	11.8%	0.8%	12.5%	12.2%	0.3%
Other operating expenses	3.5%	3.8%	4.2%	4.3%	3.8%	(0.3)%	3.6%	3.8%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(9,540)	$7,551	$(108)	$724	$(11,615)	$2,075	$(1,989)	$(33,625)	$31,636
Adjusted operating income before income taxes	$(1,232)	$1,130	$(505)	$104	$(2,130)	$898	$(102)	$(5,831)	$5,729

Creditor reinsurance net premiums	$37,299	$35,564	$57,471	$59,983	$60,275	$(22,976)	$72,863	$115,129	$(42,266)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$9,314	$9,410	$9,612	$9,946	$10,192	$(878)	$18,724	$19,143	$(419)
Investment income, net of related expenses	1,351	1,044	1,043	1,037	228	1,123	2,395	612	1,783
Other revenue	1,338	1,353	1,386	1,376	1,434	(96)	2,691	2,783	(92)
Total revenues	12,003	11,807	12,041	12,359	11,854	149	23,810	22,538	1,272

Benefits and expenses:
Claims and other policy benefits	7,099	7,619	7,270	10,567	8,834	(1,735)	14,718	18,438	(3,720)
Policy acquisition costs and other insurance expenses	206	144	229	285	513	(307)	350	717	(367)
Other operating expenses	273	452	477	347	379	(106)	725	663	62
Total benefits and expenses	7,578	8,215	7,976	11,199	9,726	(2,148)	15,793	19,818	(4,025)

Income before income taxes	$4,425	$3,592	$4,065	$1,160	$2,128	$2,297	$8,017	$2,720	$5,297

Foreign currency effect on (2):
Net premiums	$(403)	$436	$(3)	$33	$(491)	$88	$33	$(1,406)	$1,439
Income before income taxes	$(185)	$244	$13	$(9)	$(106)	$(79)	$59	$(681)	$740

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$9,314	$9,410	$9,612	$9,946	$10,192	$(878)	$18,724	$19,143	$(419)
Investment income, net of related expenses	1,351	1,044	1,043	1,037	228	1,123	2,395	612	1,783
Other revenue	1,338	1,353	1,386	1,376	1,434	(96)	2,691	2,783	(92)
Total revenues	12,003	11,807	12,041	12,359	11,854	149	23,810	22,538	1,272

Benefits and expenses:
Claims and other policy benefits	7,099	7,619	7,270	10,567	8,834	(1,735)	14,718	18,438	(3,720)
Policy acquisition costs and other insurance expenses	206	144	229	285	513	(307)	350	717	(367)
Other operating expenses	273	452	477	347	379	(106)	725	663	62
Total benefits and expenses	7,578	8,215	7,976	11,199	9,726	(2,148)	15,793	19,818	(4,025)

Adjusted operating income before income taxes	$4,425	$3,592	$4,065	$1,160	$2,128	$2,297	$8,017	$2,720	$5,297

Foreign currency effect on (2):
Net premiums	$(403)	$436	$(3)	$33	$(491)	$88	$33	$(1,406)	$1,439
Adjusted operating income before income taxes	$(185)	$244	$13	$(9)	$(106)	$(79)	$59	$(681)	$740

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$330,850	$304,672	$301,252	$275,514	$286,861	$43,989	$635,522	$563,296	$72,226
Investment income, net of related expenses	13,585	12,720	11,745	13,067	13,321	264	26,305	25,489	816
Investment related gains (losses), net	—	7	—	—	—	—	7	5	2
Other revenue	1,485	687	1,806	489	1,460	25	2,172	2,486	(314)
Total revenues	345,920	318,086	314,803	289,070	301,642	44,278	664,006	591,276	72,730

Benefits and expenses:
Claims and other policy benefits	295,004	266,401	253,663	241,763	252,336	42,668	561,405	503,579	57,826
Policy acquisition costs and other insurance expenses	15,349	15,163	17,383	14,133	17,550	(2,201)	30,512	32,332	(1,820)
Other operating expenses	24,213	22,546	27,931	24,659	24,922	(709)	46,759	49,647	(2,888)
Total benefits and expenses	334,566	304,110	298,977	280,555	294,808	39,758	638,676	585,558	53,118

Income before income taxes	$11,354	$13,976	$15,826	$8,515	$6,834	$4,520	$25,330	$5,718	$19,612

Loss and expense ratios:
Claims and other policy benefits	89.2%	87.4%	84.2%	87.7%	88.0%	1.2%	88.3%	89.4%	(1.1)%
Policy acquisition costs and other insurance expenses	4.6%	5.0%	5.8%	5.1%	6.1%	(1.5)%	4.8%	5.7%	(0.9)%
Other operating expenses	7.3%	7.4%	9.3%	9.0%	8.7%	(1.4)%	7.4%	8.8%	(1.4)%

Foreign currency effect on (1):
Net premiums	$(17,249)	$(17,859)	$(37,351)	$(32,564)	$(20,223)	$2,974	$(35,108)	$(43,232)	$8,124
Income before income taxes	$(522)	$(721)	$(1,021)	$157	$45	$(567)	$(1,243)	$(139)	$(1,104)

Critical illness net premiums	$49,211	$45,976	$46,455	$49,531	$53,805	$(4,594)	$95,187	$107,448	$(12,261)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$330,850	$304,672	$301,252	$275,514	$286,861	$43,989	$635,522	$563,296	$72,226
Investment income, net of related expenses	13,585	12,720	11,745	13,067	13,321	264	26,305	25,489	816
Other revenue	1,485	687	1,806	489	1,460	25	2,172	2,486	(314)
Total revenues	345,920	318,079	314,803	289,070	301,642	44,278	663,999	591,271	72,728

Benefits and expenses:
Claims and other policy benefits	295,004	266,401	253,663	241,763	252,336	42,668	561,405	503,579	57,826
Policy acquisition costs and other insurance expenses	15,349	15,163	17,383	14,133	17,550	(2,201)	30,512	32,332	(1,820)
Other operating expenses	24,213	22,546	27,931	24,659	24,922	(709)	46,759	49,647	(2,888)
Total benefits and expenses	334,566	304,110	298,977	280,555	294,808	39,758	638,676	585,558	53,118

Adjusted operating income before income taxes	$11,354	$13,969	$15,826	$8,515	$6,834	$4,520	$25,323	$5,713	$19,610

Loss and expense ratios:
Claims and other policy benefits	89.2%	87.4%	84.2%	87.7%	88.0%	1.2%	88.3%	89.4%	(1.1)%
Policy acquisition costs and other insurance expenses	4.6%	5.0%	5.8%	5.1%	6.1%	(1.5)%	4.8%	5.7%	(0.9)%
Other operating expenses	7.3%	7.4%	9.3%	9.0%	8.7%	(1.4)%	7.4%	8.8%	(1.4)%

Foreign currency effect on (1):
Net premiums	$(17,249)	$(17,859)	$(37,351)	$(32,564)	$(20,223)	$2,974	$(35,108)	$(43,232)	$8,124
Adjusted operating income before income taxes	$(522)	$(721)	$(1,021)	$157	$46	$(568)	$(1,243)	$(148)	$(1,095)

Critical illness net premiums	$49,211	$45,976	$46,455	$49,531	$53,805	$(4,594)	$95,187	$107,448	$(12,261)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$38,520	$41,995	$54,163	$47,018	$43,484	$(4,964)	$80,515	$79,090	$1,425
Investment income, net of related expenses	28,029	29,681	29,994	33,187	33,417	(5,388)	57,710	62,101	(4,391)
Investment related gains (losses), net	2,458	4,575	4,914	8,159	1,468	990	7,033	464	6,569
Other revenue	4,398	3,738	2,962	11,388	2,608	1,790	8,136	7,078	1,058
Total revenues	73,405	79,989	92,033	99,752	80,977	(7,572)	153,394	148,733	4,661

Benefits and expenses:
Claims and other policy benefits	36,797	35,936	38,631	45,805	44,004	(7,207)	72,733	80,447	(7,714)
Interest credited	(291)	4,113	4,217	5,540	2,966	(3,257)	3,822	3,374	448
Policy acquisition costs and other insurance expenses	454	289	(220)	(304)	723	(269)	743	530	213
Other operating expenses	7,540	7,733	8,077	4,925	5,815	1,725	15,273	11,489	3,784
Total benefits and expenses	44,500	48,071	50,705	55,966	53,508	(9,008)	92,571	95,840	(3,269)

Income before income taxes	$28,905	$31,918	$41,328	$43,786	$27,469	$1,436	$60,823	$52,893	$7,930

Foreign currency effect on (2):
Net premiums	$(4,378)	$(6,169)	$(9,059)	$(8,262)	$(3,127)	$(1,251)	$(10,547)	$(5,149)	$(5,398)
Income before income taxes	$(3,327)	$(4,730)	$(9,274)	$(6,193)	$(1,991)	$(1,336)	$(8,057)	$(3,915)	$(4,142)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2016	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$38,520	$41,995	$54,163	$47,018	$43,484	$(4,964)	$80,515	$79,090	$1,425
Investment income, net of related expenses	28,320	25,568	25,777	27,647	30,451	(2,131)	53,888	58,727	(4,839)
Other revenue	4,482	3,870	3,276	9,706	2,735	1,747	8,352	6,388	1,964
Total revenues	71,322	71,433	83,216	84,371	76,670	(5,348)	142,755	144,205	(1,450)

Benefits and expenses:
Claims and other policy benefits	36,797	35,936	38,631	45,805	44,004	(7,207)	72,733	80,447	(7,714)
Policy acquisition costs and other insurance expenses	454	289	(220)	(304)	723	(269)	743	530	213
Other operating expenses	7,540	7,733	8,077	4,925	5,815	1,725	15,273	11,489	3,784
Total benefits and expenses	44,791	43,958	46,488	50,426	50,542	(5,751)	88,749	92,466	(3,717)

Adjusted operating income before income taxes	$26,531	$27,475	$36,728	$33,945	$26,128	$403	$54,006	$51,739	$2,267

Foreign currency effect on (2):
Net premiums	$(4,378)	$(6,169)	$(9,059)	$(8,262)	$(3,127)	$(1,251)	$(10,547)	$(5,149)	$(5,398)
Adjusted operating income before income taxes	$(3,043)	$(4,006)	$(8,168)	$(4,742)	$(1,819)	$(1,224)	$(7,049)	$(3,797)	$(3,252)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$537,352	$483,307	$448,283	$404,451	$454,629	$82,723	$1,020,659	$828,771	$191,888
Investment income, net of related expenses	22,345	21,902	21,448	21,273	20,461	1,884	44,247	40,328	3,919
Investment related gains (losses), net	—	—	—	—	—	—	—	14	(14)
Other revenue	1,832	21	2,002	1,923	2,481	(649)	1,853	2,657	(804)
Total revenues	561,529	505,230	471,733	427,647	477,571	83,958	1,066,759	871,770	194,989

Benefits and expenses:
Claims and other policy benefits	423,294	355,439	368,091	365,115	338,447	84,847	778,733	612,745	165,988
Policy acquisition costs and other insurance expenses	51,259	72,857	46,604	4,157	67,908	(16,649)	124,116	112,275	11,841
Other operating expenses	33,654	35,246	38,574	38,553	36,734	(3,080)	68,900	71,108	(2,208)
Total benefits and expenses	508,207	463,542	453,269	407,825	443,089	65,118	971,749	796,128	175,621

Income before income taxes	$53,322	$41,688	$18,464	$19,822	$34,482	$18,840	$95,010	$75,642	$19,368

Loss and Expense Ratios:
Claims and other policy benefits	78.8%	73.5%	82.1%	90.3%	74.4%	4.4%	76.3%	73.9%	2.4%
Policy acquisition costs and other insurance expenses	9.5%	15.1%	10.4%	1.0%	14.9%	(5.4)%	12.2%	13.5%	(1.3)%
Other operating expenses	6.3%	7.3%	8.6%	9.5%	8.1%	(1.8)%	6.8%	8.6%	(1.8)%

Foreign currency effect on (1):
Net premiums	$1,321	$11,810	$12,575	$20,095	$(7,741)	$9,062	$13,131	$(29,368)	$42,499
Income before income taxes	$(261)	$851	$1,143	$331	$506	$(767)	$590	$(2,229)	$2,819

Critical illness net premiums	$174,304	$141,883	$85,931	$100,641	$113,297	$61,007	$316,187	$211,686	$104,501

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$537,352	$483,307	$448,283	$404,451	$454,629	$82,723	$1,020,659	$828,771	$191,888
Investment income, net of related expenses	22,345	21,902	21,448	21,273	20,461	1,884	44,247	40,328	3,919
Investment related losses, net	—	—	—	—	—	—	—	(2)	2
Other revenue	1,832	21	2,002	1,923	2,481	(649)	1,853	2,657	(804)
Total revenues	561,529	505,230	471,733	427,647	477,571	83,958	1,066,759	871,754	195,005

Benefits and expenses:
Claims and other policy benefits	423,294	355,439	368,091	365,115	338,447	84,847	778,733	612,745	165,988
Policy acquisition costs and other insurance expenses	51,259	72,857	46,604	4,157	67,908	(16,649)	124,116	112,275	11,841
Other operating expenses	33,654	35,246	38,574	38,553	36,734	(3,080)	68,900	71,108	(2,208)
Total benefits and expenses	508,207	463,542	453,269	407,825	443,089	65,118	971,749	796,128	175,621

Adjusted operating income before income taxes	$53,322	$41,688	$18,464	$19,822	$34,482	$18,840	$95,010	$75,626	$19,384

Loss and Expense Ratios:
Claims and other policy benefits	78.8%	73.5%	82.1%	90.3%	74.4%	4.4%	76.3%	73.9%	2.4%
Policy acquisition costs and other insurance expenses	9.5%	15.1%	10.4%	1.0%	14.9%	(5.4)%	12.2%	13.5%	(1.3)%
Other operating expenses	6.3%	7.3%	8.6%	9.5%	8.1%	(1.8)%	6.8%	8.6%	(1.8)%

Foreign currency effect on (1):
Net premiums	$1,321	$11,810	$12,575	$20,095	$(7,741)	$9,062	$13,131	$(29,368)	$42,499
Adjusted operating income before income taxes	$(261)	$851	$1,144	$331	$506	$(767)	$590	$(2,242)	$2,832

Critical illness net premiums	$174,304	$141,883	$85,931	$100,641	$113,297	$61,007	$316,187	$211,686	$104,501

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$549	$1,526	$492	$743	$(1,493)	$2,042	$2,075	$4,193	$(2,118)
Investment income, net of related expenses	8,570	5,536	5,562	5,827	5,885	2,685	14,106	12,259	1,847
Investment related gains (losses), net	3,582	7,185	(4,886)	6,108	6,527	(2,945)	10,767	8,214	2,553
Other revenue	5,283	6,205	6,061	6,359	6,126	(843)	11,488	12,450	(962)
Total revenues	17,984	20,452	7,229	19,037	17,045	939	38,436	37,116	1,320

Benefits and expenses:
Claims and other policy benefits	1,565	6,495	9,693	3,777	8,237	(6,672)	8,060	11,710	(3,650)
Interest credited	5,572	2,997	3,322	3,308	3,136	2,436	8,569	6,166	2,403
Policy acquisition costs and other insurance expenses	1,541	1,917	1,635	1,482	1,667	(126)	3,458	2,954	504
Other operating expenses	3,929	3,171	4,545	2,921	4,078	(149)	7,100	7,806	(706)
Total benefits and expenses	12,607	14,580	19,195	11,488	17,118	(4,511)	27,187	28,636	(1,449)

Income (loss) before income taxes	$5,377	$5,872	$(11,966)	$7,549	$(73)	$5,450	$11,249	$8,480	$2,769

Foreign currency effect on (2):
Net premiums	$(16)	$17	$71	$60	$(225)	$209	$1	$18	$(17)
Income (loss) before income taxes	$(114)	$77	$(464)	$917	$233	$(347)	$(37)	$1,011	$(1,048)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$549	$1,526	$492	$743	$(1,493)	$2,042	$2,075	$4,193	$(2,118)
Investment income, net of related expenses	8,570	5,536	5,562	5,827	5,885	2,685	14,106	12,259	1,847
Investment related gains, net	832	861	960	825	602	230	1,693	1,178	515
Other revenue	5,283	6,205	6,061	6,359	6,126	(843)	11,488	12,450	(962)
Total revenues	15,234	14,128	13,075	13,754	11,120	4,114	29,362	30,080	(718)

Benefits and expenses:
Claims and other policy benefits	1,565	6,495	9,693	3,777	8,237	(6,672)	8,060	11,710	(3,650)
Interest credited	5,572	2,997	3,322	3,308	3,136	2,436	8,569	6,166	2,403
Policy acquisition costs and other insurance expenses	1,541	1,917	1,635	1,482	1,667	(126)	3,458	2,954	504
Other operating expenses	3,929	3,171	4,545	2,921	4,078	(149)	7,100	7,806	(706)
Total benefits and expenses	12,607	14,580	19,195	11,488	17,118	(4,511)	27,187	28,636	(1,449)

Adjusted operating income (loss) before income taxes	$2,627	$(452)	$(6,120)	$2,266	$(5,998)	$8,625	$2,175	$1,444	$731

Foreign currency effect on (2):
Net premiums	$(16)	$17	$71	$60	$(225)	$209	$1	$18	$(17)
Adjusted operating income (loss) before income taxes	$(63)	$(102)	$100	$451	$(113)	$50	$(165)	$210	$(375)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$42	$44	$53	$72	$108	$(66)	$86	$217	$(131)
Investment income, net of related expenses	36,305	31,163	35,468	33,478	25,190	11,115	67,468	48,111	19,357
Investment related gains (losses), net	15,685	(14,823)	(461)	12,258	32,036	(16,351)	862	39,459	(38,597)
Other revenue	2,456	5,168	706	4,893	4,653	(2,197)	7,624	6,702	922
Total revenues	54,488	21,552	35,766	50,701	61,987	(7,499)	76,040	94,489	(18,449)

Benefits and expenses:
Claims and other policy benefits	(13)	27	(15)	(15)	(6)	(7)	14	21	(7)
Interest credited	1,497	1,124	881	622	459	1,038	2,621	966	1,655
Policy acquisition costs and other insurance income	(26,779)	(27,067)	(26,740)	(24,565)	(25,149)	(1,630)	(53,846)	(48,961)	(4,885)
Other operating expenses	38,141	40,372	41,187	32,414	40,975	(2,834)	78,513	80,953	(2,440)
Interest expense	29,352	42,402	41,422	43,063	20,331	9,021	71,754	53,138	18,616
Collateral finance and securitization expense	6,773	6,770	6,431	6,484	6,587	186	13,543	12,912	631
Total benefits and expenses	48,971	63,628	63,166	58,003	43,197	5,774	112,599	99,029	13,570

Income (loss) before income taxes	$5,517	$(42,076)	$(27,400)	$(7,302)	$18,790	$(13,273)	$(36,559)	$(4,540)	$(32,019)

Foreign currency effect (1):
Income (loss) before income taxes	$(734)	$448	$401	$294	$(1,941)	$1,207	$(286)	$(3,350)	$3,064

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Revenues:
Net premiums	$42	$44	$53	$72	$108	$(66)	$86	$217	$(131)
Investment income, net of related expenses	36,305	31,163	35,468	33,478	25,190	11,115	67,468	48,111	19,357
Investment related gains, net	695	677	659	568	496	199	1,372	989	383
Other revenue	2,430	5,142	681	4,870	4,636	(2,206)	7,572	6,671	901
Total revenues	39,472	37,026	36,861	38,988	30,430	9,042	76,498	55,988	20,510

Benefits and expenses:
Claims and other policy benefits	(13)	27	(15)	(15)	(6)	(7)	14	21	(7)
Interest credited	1,497	1,124	881	622	459	1,038	2,621	966	1,655
Policy acquisition costs and other insurance income	(26,779)	(27,067)	(26,740)	(24,565)	(25,149)	(1,630)	(53,846)	(48,961)	(4,885)
Other operating expenses	38,141	40,372	41,187	32,414	40,975	(2,834)	78,513	80,953	(2,440)
Interest expense	29,352	42,402	41,422	43,063	20,331	9,021	71,754	53,138	18,616
Collateral finance and securitization expense	6,773	6,770	6,431	6,484	6,587	186	13,543	12,912	631
Total benefits and expenses	48,971	63,628	63,166	58,003	43,197	5,774	112,599	99,029	13,570

Adjusted operating income (loss) before income taxes	$(9,499)	$(26,602)	$(26,305)	$(19,015)	$(12,767)	$3,268	$(36,101)	$(43,041)	$6,940

Foreign currency effect (1):
Adjusted operating income (loss) before income taxes	$(667)	$498	$367	$513	$(442)	$(225)	$(169)	$(1,310)	$1,141

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2017	2017	2016	2016	2016		2017	2016	Change
U.S. and Latin America:
Traditional	$90,594	$29,960	$131,492	$77,081	$111,430	$(20,836)	$120,554	$162,528	$(41,974)
Financial Solutions:
Asset Intensive	87,002	85,770	72,261	88,732	93,979	(6,977)	172,772	63,149	109,623
Financial Reinsurance	19,983	17,816	14,447	13,982	14,875	5,108	37,799	30,809	6,990
Total U.S. and Latin America	197,579	133,546	218,200	179,795	220,284	(22,705)	331,125	256,486	74,639
Canada:
Canada Traditional	32,836	19,328	37,026	34,275	43,309	(10,473)	52,164	63,404	(11,240)
Canada Financial Solutions	4,425	3,592	4,065	1,160	2,128	2,297	8,017	2,720	5,297
Total Canada	37,261	22,920	41,091	35,435	45,437	(8,176)	60,181	66,124	(5,943)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	11,354	13,976	15,826	8,515	6,834	4,520	25,330	5,718	19,612
Europe, Middle East and Africa Financial Solutions	28,905	31,918	41,328	43,786	27,469	1,436	60,823	52,893	7,930
Total Europe, Middle East and Africa	40,259	45,894	57,154	52,301	34,303	5,956	86,153	58,611	27,542
Asia Pacific:
Asia Pacific Traditional	53,322	41,688	18,464	19,822	34,482	18,840	95,010	75,642	19,368
Asia Pacific Financial Solutions	5,377	5,872	(11,966)	7,549	(73)	5,450	11,249	8,480	2,769
Total Asia Pacific	58,699	47,560	6,498	27,371	34,409	24,290	106,259	84,122	22,137
Corporate and Other	5,517	(42,076)	(27,400)	(7,302)	18,790	(13,273)	(36,559)	(4,540)	(32,019)
Consolidated income before income taxes	$339,315	$207,844	$295,543	$287,600	$353,223	$(13,908)	$547,159	$460,803	$86,356

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2017	2017	2016	2016	2016		2017	2016	Change
U.S. and Latin America:
Traditional	$91,247	$27,996	$129,345	$80,475	$112,312	$(21,065)	$119,243	$165,510	$(46,267)
Financial Solutions:
Asset Intensive	49,891	51,637	46,698	58,693	54,323	(4,432)	101,528	99,591	1,937
Financial Reinsurance	19,983	17,816	14,447	13,982	14,875	5,108	37,799	30,809	6,990
Total U.S. and Latin America	161,121	97,449	190,490	153,150	181,510	(20,389)	258,570	295,910	(37,340)
Canada:
Canada Traditional	31,188	16,766	34,754	30,624	40,907	(9,719)	47,954	60,271	(12,317)
Canada Financial Solutions	4,425	3,592	4,065	1,160	2,128	2,297	8,017	2,720	5,297
Total Canada	35,613	20,358	38,819	31,784	43,035	(7,422)	55,971	62,991	(7,020)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	11,354	13,969	15,826	8,515	6,834	4,520	25,323	5,713	19,610
Europe, Middle East and Africa Financial Solutions	26,531	27,475	36,728	33,945	26,128	403	54,006	51,739	2,267
Total Europe, Middle East and Africa	37,885	41,444	52,554	42,460	32,962	4,923	79,329	57,452	21,877
Asia Pacific:
Asia Pacific Traditional	53,322	41,688	18,464	19,822	34,482	18,840	95,010	75,626	19,384
Asia Pacific Financial Solutions	2,627	(452)	(6,120)	2,266	(5,998)	8,625	2,175	1,444	731
Total Asia Pacific	55,949	41,236	12,344	22,088	28,484	27,465	97,185	77,070	20,115
Corporate and Other	(9,499)	(26,602)	(26,305)	(19,015)	(12,767)	3,268	(36,101)	(43,041)	6,940
Consolidated adjusted operating income before income taxes	$281,069	$173,885	$267,902	$230,467	$273,224	$7,845	$454,954	$450,382	$4,572

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2017	2017	2016	2016	2016
Fixed maturity securities, available-for-sale	$36,345,426	$32,694,793	$32,093,625	$33,536,419	$33,160,976
Mortgage loans on real estate	4,104,487	3,871,309	3,775,522	3,607,700	3,377,039
Policy loans	1,406,774	1,402,940	1,427,602	1,414,963	1,445,410
Funds withheld at interest	5,968,856	5,943,450	5,875,919	5,922,656	5,899,289
Short-term investments	123,308	54,288	76,710	126,702	195,979
Other invested assets	1,498,370	1,429,175	1,591,940	1,777,065	1,682,143
Cash and cash equivalents	1,123,350	1,178,114	1,200,718	1,379,693	1,034,329
Total cash and invested assets	$50,570,571	$46,574,069	$46,042,036	$47,765,198	$46,795,165

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2017	2017	2016	2016	2016		2017	2016	Change
Average invested assets at amortized cost (1)	$25,172,367	$25,212,377	$24,621,939	$24,128,430	$23,216,459	$1,955,908	$25,052,849	$22,669,219	$2,383,630
Net investment income (1)	$284,884	$273,208	$283,484	$263,111	$268,747	$16,137	$558,092	$514,046	$44,046
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.60%	4.41%	4.69%	4.43%	4.71%	-0.11%	4.50%	4.59%	-0.09%

(1) Excludes spread-related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

June 30, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$21,252,180	$1,189,750	$100,269	$22,341,661	61.5%	$—
Canadian and Canadian provincial governments	2,713,972	1,296,242	2,460	4,007,754	11.0%	—
Residential mortgage-backed securities	1,505,474	42,619	8,794	1,539,299	4.2%	—
Asset-backed securities	1,630,499	17,266	5,924	1,641,841	4.5%	275
Commercial mortgage-backed securities	1,558,035	28,928	4,935	1,582,028	4.4%	—
U.S. government and agencies	1,738,419	15,193	32,048	1,721,564	4.7%	—
State and political subdivisions	599,622	47,564	8,216	638,970	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,740,133	141,973	9,797	2,872,309	7.9%	—
Total fixed maturity securities	$33,738,334	$2,779,535	$172,443	$36,345,426	100.0%	$275

Non-redeemable preferred stock	$34,545	$435	$3,021	$31,959	30.6%
Other equity securities	75,413	522	3,617	72,318	69.4%
Total equity securities	$109,958	$957	$6,638	$104,277	100.0%

December 31, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$18,924,711	$911,618	$217,245	$19,619,084	61.1%	$—
Canadian and Canadian provincial governments	2,561,605	1,085,982	3,541	3,644,046	11.4%	—
Residential mortgage-backed securities	1,258,039	33,917	13,380	1,278,576	4.0%	(375)
Asset-backed securities	1,443,822	9,350	23,828	1,429,344	4.5%	275
Commercial mortgage-backed securities	1,342,440	28,973	7,759	1,363,654	4.2%	—
U.S. government and agencies	1,518,702	12,644	63,044	1,468,302	4.6%	—
State and political subdivisions	566,761	37,499	12,464	591,796	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,595,707	123,054	19,938	2,698,823	8.4%	—
Total fixed maturity securities	$30,211,787	$2,243,037	$361,199	$32,093,625	100.0%	$(100)

Non-redeemable preferred stock	$55,812	$1,648	$6,337	$51,123	18.6%
Other equity securities	229,767	1,792	7,321	224,238	81.4%
Total equity securities	$285,579	$3,440	$13,658	$275,361	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	June 30, 2017				December 31, 2016
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,490,743	$4,666,511	20.9%	A-	$4,167,029	$4,255,932	21.9%	A-
Brokerage/asset managers/exchanges	475,563	499,152	2.2%	A	403,014	413,699	2.1%	A
Finance companies	202,414	210,408	0.9%	A-	120,782	127,327	0.6%	A-
Insurance	1,657,899	1,757,134	7.9%	A-	1,314,077	1,353,008	6.9%	A-
REITs	720,889	743,942	3.3%	BBB+	582,157	598,366	3.0%	BBB+
Other finance	193,974	200,048	0.9%	A	138,140	140,636	0.7%	A-
Total financial institutions	$7,741,482	$8,077,195	36.1%		$6,725,199	$6,888,968	35.2%
Industrials
Basic	$1,052,688	$1,101,534	4.9%	BBB	$887,179	$923,839	4.7%	BBB
Capital goods	1,175,327	1,208,440	5.4%	BBB+	998,749	1,027,098	5.2%	BBB+
Communications	1,966,949	2,083,968	9.3%	BBB	1,841,904	1,928,261	9.8%	BBB
Consumer cyclical	1,117,398	1,163,944	5.2%	A-	1,081,091	1,116,933	5.7%	BBB+
Consumer noncyclical	2,232,184	2,370,558	10.8%	A-	1,957,052	2,050,927	10.5%	A-
Energy	1,895,256	2,001,766	9.0%	BBB+	1,867,072	1,941,301	9.9%	BBB+
Technology	713,307	738,451	3.3%	A	644,474	660,200	3.4%	A
Transportation	928,137	981,056	4.4%	A-	854,681	887,911	4.5%	A-
Other industrial	134,046	142,947	0.6%	A	96,611	103,143	0.5%	A-
Total industrials	$11,215,292	$11,792,664	52.9%		$10,228,813	$10,639,613	54.2%
Utilities
Electric	$1,722,247	$1,839,241	8.2%	A-	$1,432,641	$1,498,919	7.6%	A-
Natural gas	334,018	359,895	1.6%	A-	316,447	338,253	1.7%	A-
Other utility	239,141	272,666	1.2%	A-	221,611	253,331	1.3%	A-
Total utilities	$2,295,406	$2,471,802	11.0%		$1,970,699	$2,090,503	10.6%
Total	$21,252,180	$22,341,661	100.0%	A-	$18,924,711	$19,619,084	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the National

Association of Insurance Commissioners (NAIC).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		June 30, 2017			March 31, 2017			December 31, 2016			September 30, 2016			June 30, 2016
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$22,039,025	$24,093,110	66.4%	$19,816,139	$21,521,758	65.8%	$19,813,653	$21,369,081	66.5%	$19,794,556	$22,594,066	67.3%	$19,755,011	$22,392,311	67.5%
2	BBB	10,097,673	10,626,154	29.2%	9,159,294	9,571,666	29.3%	8,834,469	9,162,483	28.5%	8,660,225	9,296,652	27.7%	8,679,819	9,130,971	27.5%
3	BB	1,140,073	1,167,968	3.2%	1,079,371	1,109,172	3.4%	944,839	955,735	3.0%	1,010,694	1,027,001	3.1%	1,012,092	1,018,629	3.1%
4	B	358,668	369,794	1.0%	383,254	377,469	1.2%	414,087	411,138	1.3%	451,456	441,887	1.3%	456,457	431,649	1.3%
5	CCC	94,473	79,662	0.2%	91,245	105,749	0.3%	187,744	177,481	0.6%	157,857	151,182	0.5%	143,675	135,927	0.4%
6	In or near default	8,422	8,738	—%	11,264	8,979	—%	16,995	17,707	0.1%	23,108	25,631	0.1%	29,830	51,489	0.2%
	Total	$33,738,334	$36,345,426	100.0%	$30,540,567	$32,694,793	100.0%	$30,211,787	$32,093,625	100.0%	$30,097,896	$33,536,419	100.0%	$30,076,884	$33,160,976	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$784,648	$813,463	$584,067	$608,066	$579,686	$602,549	$590,881	$642,041	$601,728	$659,526
Non-agency	720,826	725,836	697,104	695,811	678,353	676,027	656,796	669,651	623,990	633,252
Total residential mortgage-backed securities	1,505,474	1,539,299	1,281,171	1,303,877	1,258,039	1,278,576	1,247,677	1,311,692	1,225,718	1,292,778
Commercial mortgage-backed securities	1,558,035	1,582,028	1,272,020	1,289,338	1,342,440	1,363,654	1,402,249	1,475,033	1,441,091	1,507,693
Asset-backed securities	1,630,499	1,641,841	1,379,251	1,380,590	1,443,822	1,429,344	1,388,263	1,382,574	1,377,736	1,356,677
Total	$4,694,008	$4,763,168	$3,932,442	$3,973,805	$4,044,301	$4,071,574	$4,038,189	$4,169,299	$4,044,545	$4,157,148

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$147,319	82.4%	$245,923	88.6%	$328,691	87.7%	$85,446	62.2%	$148,844	74.9%
20% or more for less than six months	5,051	2.8%	4,113	1.5%	18,733	5.0%	12,551	9.1%	7,248	3.7%
20% or more for six months or greater	20,073	11.2%	21,164	7.6%	13,775	3.7%	32,286	23.5%	34,078	17.2%
Total	$172,443	96.4%	$271,200	97.7%	$361,199	96.4%	$130,283	94.8%	$190,170	95.8%

Equity Securities

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$3,443	1.8%	$5,717	2.1%	$9,140	2.4%	$2,588	1.9%	$1,794	0.9%
20% or more for less than six months	2,542	1.4%	—	—%	705	0.2%	—	—%	1,685	0.8%
20% or more for six months or greater	653	0.4%	688	0.2%	3,813	1.0%	4,472	3.3%	4,903	2.5%
Total	$6,638	3.6%	$6,405	2.3%	$13,658	3.6%	$7,060	5.2%	$8,382	4.2%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of June 30, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$2,895,605	$46,389	$399,546	$23,252	$3,295,151	$69,641
Canadian and Canadian provincial governments	116,719	2,457	—	—	116,719	2,457
Residential mortgage-backed securities	471,933	6,872	100,785	1,918	572,718	8,790
Asset-backed securities	285,211	1,451	204,154	3,916	489,365	5,367
Commercial mortgage-backed securities	352,867	4,897	2,195	38	355,062	4,935
U.S. government and agencies	1,378,976	31,962	13,763	86	1,392,739	32,048
State and political subdivisions	125,465	5,098	13,558	3,118	139,023	8,216
Other foreign government, supranational, and foreign government-sponsored enterprises	440,670	7,189	29,234	1,616	469,904	8,805
Total investment grade securities	$6,067,446	$106,315	$763,235	$33,944	$6,830,681	$140,259

Below investment grade securities:
Corporate securities	$255,991	$4,547	$93,562	$26,081	$349,553	$30,628
Canadian and Canadian provincial governments	1,247	3	—	—	1,247	3
Residential mortgage-backed securities	—	—	107	4	107	4
Asset-backed securities	—	—	7,295	557	7,295	557
Other foreign government, supranational, and foreign government-sponsored enterprises	38,069	287	17,606	705	55,675	992
Total below investment grade securities	$295,307	$4,837	$118,570	$27,347	$413,877	$32,184
Total fixed maturity securities	$6,362,753	$111,152	$881,805	$61,291	$7,244,558	$172,443

Equity securities:
Non-redeemable preferred stock	$—	$—	$24,807	$3,021	$24,807	$3,021
Other equity securities	64,990	3,617	—	—	64,990	3,617
Total equity securities	$64,990	$3,617	$24,807	$3,021	$89,797	$6,638

	As of December 31, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$4,661,706	$124,444	$549,273	$43,282	$5,210,979	$167,726
Canadian and Canadian provincial governments	101,578	3,541	—	—	101,578	3,541
Residential mortgage-backed securities	490,473	9,733	112,216	3,635	602,689	13,368
Asset-backed securities	563,259	12,010	257,166	9,653	820,425	21,663
Commercial mortgage-backed securities	368,465	6,858	10,853	166	379,318	7,024
U.S. government and agencies	1,056,101	63,044	—	—	1,056,101	63,044
State and political subdivisions	187,194	9,396	13,635	3,068	200,829	12,464
Other foreign government, supranational, and foreign government-sponsored enterprises	524,236	13,372	51,097	2,981	575,333	16,353
Total investment grade securities	$7,953,012	$242,398	$994,240	$62,785	$8,947,252	$305,183

Below investment grade securities:
Corporate securities	$330,757	$7,914	$163,152	$41,605	$493,909	$49,519
Residential mortgage-backed securities	—	—	412	12	412	12
Asset-backed securities	5,904	700	12,581	1,465	18,485	2,165
Commercial mortgage-backed securities	5,815	735	—	—	5,815	735
Other foreign government, supranational, and foreign government-sponsored enterprises	32,355	1,258	39,763	2,327	72,118	3,585
Total below investment grade securities	$374,831	$10,607	$215,908	$45,409	$590,739	$56,016
Total fixed maturity securities	$8,327,843	$253,005	$1,210,148	$108,194	$9,537,991	$361,199

Equity securities:
Non-redeemable preferred stock	$10,831	$831	$21,879	$5,506	$32,710	$6,337
Other equity securities	202,068	7,020	6,751	301	208,819	7,321
Total equity securities	$212,899	$7,851	$28,630	$5,807	$241,529	$13,658

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2017	2017	2016	2016	2016		2017	2016	Change
Fixed maturity and equity securities avail. for sale:
Other-than-temporary impairment losses on fixed maturities	$(3,401)	$(17,189)	$(4,142)	$—	$(846)	$(2,555)	$(20,590)	$(34,663)	$14,073
Portion of loss recognized in other comprehensive
income (before taxes)	—	—	74	—	—	—	—	—	—
Net other-than-temporary impairment losses on fixed
maturities recognized in earnings	(3,401)	(17,189)	(4,068)	—	(846)	(2,555)	(20,590)	(34,663)	14,073
Gain on investment activity	54,220	17,893	27,217	46,346	53,615	605	72,113	80,807	(8,694)
Loss on investment activity	(10,471)	(12,563)	(6,568)	(9,054)	(22,556)	12,085	(23,034)	(34,343)	11,309
Net gains (losses) on fixed maturity & equity securities
available for sale	40,348	(11,859)	16,581	37,292	30,213	10,135	28,489	11,801	16,688

Other impairment losses and change in mortgage loan provision	(6,675)	(99)	(8,895)	(262)	211	(6,886)	(6,774)	(1,849)	(4,925)
Other non-derivative gaines (losses), net	5,587	4,712	4,987	4,754	5,123	464	10,299	9,180	1,119

Free-standing derivatives:
Credit default swaps	3,879	7,358	4,564	6,672	3,518	361	11,237	6,864	4,373
Interest rate swaps - non-hedged	14,289	(2,612)	(100,500)	4,122	41,500	(27,211)	11,677	104,027	(92,350)
Interest rate swaps - hedged	(3)	(8)	—	—	—	(3)	(11)	—	(11)
Foreign currency swaps - hedged (1)	(487)	1,031	5,766	1,606	(2,395)	1,908	544	(6,957)	7,501
Futures	(6,442)	(12,775)	(9,957)	(11,677)	(7,557)	1,115	(19,217)	(18,608)	(609)
CPI swaps	(4)	(5)	223	76	(520)	516	(9)	(700)	691
Equity options	(9,273)	(17,189)	(8,694)	(13,648)	(3,225)	(6,048)	(26,462)	(5,928)	(20,534)
Currency forwards	(351)	904	(4,954)	507	3,577	(3,928)	553	6,077	(5,524)
Bond forwards	(41)	—	(225)	116	(1,010)	969	(41)	(169)	128
Total free-standing derivatives	1,567	(23,296)	(113,777)	(12,226)	33,888	(32,321)	(21,729)	84,606	(106,335)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	15,108	68,702	20,374	49,078	76,966	(61,858)	83,810	(15,283)	99,093
GMXB	360	22,363	90,923	7,988	(28,137)	28,497	22,723	(91,077)	113,800
Total embedded derivatives	15,468	91,065	111,297	57,066	48,829	(33,361)	106,533	(106,360)	212,893

Net gain (loss) on total derivatives	17,035	67,769	(2,480)	44,840	82,717	(65,682)	84,804	(21,754)	106,558

Total investment related gains (losses), net	$56,295	$60,523	$10,193	$86,624	$118,264	$(61,969)	$116,818	$(2,622)	$119,440

(1) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP Income to Adjusted Operating Income

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
U.S. & Latin America Traditional
Income before income taxes	$90,594	$29,960	$131,492	$77,081	$111,430	$(20,836)	$120,554	$162,528	$(41,974)
Investment and derivative (gains) losses (1)	(1)	—	(336)	(69)	1	(2)	(1)	66	(67)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	654	(1,964)	(1,811)	3,463	881	(227)	(1,310)	2,916	(4,226)
Adjusted operating income before income taxes	$91,247	$27,996	$129,345	$80,475	$112,312	$(21,065)	$119,243	$165,510	$(46,267)

U.S. & Latin America Asset Intensive
Income before income taxes	$87,002	$85,770	$72,261	$88,732	$93,979	$(6,977)	$172,772	$63,149	$109,623
Investment and derivative (gains) losses (1)	(16,504)	31,330	103,778	867	(27,119)	10,615	14,826	(51,722)	66,548
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(15,762)	(66,738)	(18,563)	(52,541)	(77,847)	62,085	(82,500)	12,367	(94,867)
GMXB embedded derivatives (1)	(360)	(22,363)	(90,923)	(7,988)	28,137	(28,497)	(22,723)	91,077	(113,800)
Funds withheld (gains) losses - investment income	(4,010)	(744)	(7,516)	(2,295)	(10,304)	6,294	(4,754)	(14,928)	10,174
EIA embedded derivatives - interest credited	(7,340)	(27,958)	(39,964)	42	(17,364)	10,024	(35,298)	11,785	(47,083)
DAC offset, net	6,865	52,340	27,625	31,876	64,841	(57,976)	59,205	(12,137)	71,342
Adjusted operating income before income taxes	$49,891	$51,637	$46,698	$58,693	$54,323	$(4,432)	$101,528	$99,591	$1,937

U.S. & Latin America Financial Reinsurance
Income before income taxes	$19,983	$17,816	$14,447	$13,982	$14,875	$5,108	$37,799	$30,809	$6,990
Adjusted operating income before income taxes	$19,983	$17,816	$14,447	$13,982	$14,875	$5,108	$37,799	$30,809	$6,990

Total U.S. & Latin America
Income before income taxes	$197,579	$133,546	$218,200	$179,795	$220,284	$(22,705)	$331,125	$256,486	$74,639
Investment and derivative (gains) losses (1)	(16,505)	31,330	103,442	798	(27,118)	10,613	14,825	(51,656)	66,481
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(15,108)	(68,702)	(20,374)	(49,078)	(76,966)	61,858	(83,810)	15,283	(99,093)
GMXB embedded derivatives (1)	(360)	(22,363)	(90,923)	(7,988)	28,137	(28,497)	(22,723)	91,077	(113,800)
Funds withheld (gains) losses - investment income	(4,010)	(744)	(7,516)	(2,295)	(10,304)	6,294	(4,754)	(14,928)	10,174
EIA embedded derivatives - interest credited	(7,340)	(27,958)	(39,964)	42	(17,364)	10,024	(35,298)	11,785	(47,083)
DAC offset, net	6,865	52,340	27,625	31,876	64,841	(57,976)	59,205	(12,137)	71,342
Adjusted operating income before income taxes	$161,121	$97,449	$190,490	$153,150	$181,510	$(20,389)	$258,570	$295,910	$(37,340)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Canada Traditional
Income before income taxes	$32,836	$19,328	$37,026	$34,275	$43,309	$(10,473)	$52,164	$63,404	$(11,240)
Investment and derivative (gains) losses (1)	(1,395)	(2,652)	(1,550)	(2,624)	(1,049)	(346)	(4,047)	(1,421)	(2,626)
Funds withheld (gains) losses - investment income	(253)	90	(722)	(1,027)	(1,353)	1,100	(163)	(1,712)	1,549
Adjusted operating income before income taxes	$31,188	$16,766	$34,754	$30,624	$40,907	$(9,719)	$47,954	$60,271	$(12,317)

Canada Financial Solutions
Income before income taxes	$4,425	$3,592	$4,065	$1,160	$2,128	$2,297	$8,017	$2,720	$5,297
Adjusted operating income before income taxes	$4,425	$3,592	$4,065	$1,160	$2,128	$2,297	$8,017	$2,720	$5,297

Europe, Middle East and Africa Traditional
Income before income taxes	$11,354	$13,976	$15,826	$8,515	$6,834	$4,520	$25,330	$5,718	$19,612
Investment and derivative (gains) losses (1)	—	(7)	—	—	—	—	(7)	(5)	(2)
Adjusted operating income before income taxes	$11,354	$13,969	$15,826	$8,515	$6,834	$4,520	$25,323	$5,713	$19,610

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$28,905	$31,918	$41,328	$43,786	$27,469	$1,436	$60,823	$52,893	$7,930
Investment and derivative (gains) losses (1)	(2,458)	(4,575)	(4,914)	(8,159)	(1,468)	(990)	(7,033)	(464)	(6,569)
Investment (income) loss on unit-linked variable annuities	291	(4,113)	(4,217)	(5,540)	(2,966)	3,257	(3,822)	(3,374)	(448)
Interest credited on unit-linked variable annuities	(291)	4,113	4,217	5,540	2,966	(3,257)	3,822	3,374	448
Non-investment derivatives	84	132	314	(1,682)	127	(43)	216	(690)	906
Adjusted operating income before income taxes	$26,531	$27,475	$36,728	$33,945	$26,128	$403	$54,006	$51,739	$2,267

Asia Pacific Traditional
Income before income taxes	$53,322	$41,688	$18,464	$19,822	$34,482	$18,840	$95,010	$75,642	$19,368
Investment and derivative (gains) losses (1)	—	—	—	—	—	—	—	(16)	16
Adjusted operating income before income taxes	$53,322	$41,688	$18,464	$19,822	$34,482	$18,840	$95,010	$75,626	$19,384

Asia Pacific Financial Solutions
Income (loss) before income taxes	$5,377	$5,872	$(11,966)	$7,549	$(73)	$5,450	$11,249	$8,480	$2,769
Investment and derivative (gains) losses (1)	(2,750)	(6,324)	5,846	(5,283)	(5,925)	3,175	(9,074)	(7,036)	(2,038)
Adjusted operating income (loss) before income taxes	$2,627	$(452)	$(6,120)	$2,266	$(5,998)	$8,625	$2,175	$1,444	$731

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2017	2017	2016	2016	2016	Quarter	2017	2016	Change
Corporate and Other Segment
Income (loss) before income taxes	$5,517	$(42,076)	$(27,400)	$(7,302)	$18,790	$(13,273)	$(36,559)	$(4,540)	$(32,019)
Investment and derivative (gains) losses (1)	(14,990)	15,500	1,120	(11,690)	(31,540)	16,550	510	(38,470)	38,980
Non-investment derivatives	(26)	(26)	(25)	(23)	(17)	(9)	(52)	(31)	(21)
Adjusted operating income (loss) before income taxes	$(9,499)	$(26,602)	$(26,305)	$(19,015)	$(12,767)	$3,268	$(36,101)	$(43,041)	$6,940

Consolidated
Income before income taxes	$339,315	$207,844	$295,543	$287,600	$353,223	$(13,908)	$547,159	$460,803	$86,356
Investment and derivative (gains) losses (1)	(38,098)	33,272	103,944	(26,958)	(67,100)	29,002	(4,826)	(99,068)	94,242
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(15,108)	(68,702)	(20,374)	(49,078)	(76,966)	61,858	(83,810)	15,283	(99,093)
GMXB embedded derivatives (1)	(360)	(22,363)	(90,923)	(7,988)	28,137	(28,497)	(22,723)	91,077	(113,800)
Funds withheld (gains) losses - investment income	(4,263)	(654)	(8,238)	(3,322)	(11,657)	7,394	(4,917)	(16,640)	11,723
EIA embedded derivatives - interest credited	(7,340)	(27,958)	(39,964)	42	(17,364)	10,024	(35,298)	11,785	(47,083)
DAC offset, net	6,865	52,340	27,625	31,876	64,841	(57,976)	59,205	(12,137)	71,342
Investment (income) loss on unit-linked variable annuities	291	(4,113)	(4,217)	(5,540)	(2,966)	3,257	(3,822)	(3,374)	(448)
Interest credited on unit-linked variable annuities	(291)	4,113	4,217	5,540	2,966	(3,257)	3,822	3,374	448
Non-investment derivatives	58	106	289	(1,705)	110	(52)	164	(721)	885
Adjusted operating income before income taxes	$281,069	$173,885	$267,902	$230,467	$273,224	$7,845	$454,954	$450,382	$4,572

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

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